UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 16, 2016

AR Capital Acquisition Corp.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36669	47-1434549
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

405 Park Avenue — 2nd Floor
New York, New York 10022

(Address, including zip code, of principal executive offices)

(212) 415-6500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01. Entry into a Material Definitive Agreement.

Transfer Agreement

On September 16, 2016, AR Capital Acquisition Corp. (the “Company”) entered into an agreement (the “Agreement”) with AR Capital, LLC (“AR Capital”) and Axar Master Fund Ltd. (“Axar”), pursuant to which Axar agreed to purchase from AR Capital (i) 5,947,827 shares (“founder shares”) of the Company’s common stock (“Common Stock”) that were issued to AR Capital prior to the Company’s initial public offering (the “IPO”) and (ii) 6,550,000 warrants to purchase Common Stock that were issued to AR Capital concurrently with the IPO (“private placement warrants”), in exchange for (a) $10.00 cash to be paid at the closing of the transactions contemplated by the Agreement (the “Closing”) and (b) an additional amount of cash upon the Company’s closing of a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (a “Business Combination”) equal to 2.5% of the amount of cash held in the Company’s trust account established in connection with the IPO (the “Trust Account”) immediately following (x) the completion of any and all redemptions of Common Stock in connection with the approval by the Company’s stockholders of the Extension (as defined below) (“Extension Redemptions”) and (y) the payment of the Cash Dividend (as defined below), if any, provided that such additional amount of cash shall not be less than $1,000,000 nor more than $3,000,000.

The Closing is subject to a number of conditions specified in the Agreement, including that the Company obtain the requisite approval of its stockholders (i) to amend the Company’s amended and restated certificate of incorporation (“Charter”) to extend the date by which the Company must complete a Business Combination from October 7, 2016 to December 31, 2017 (the “Extension”), (ii) to amend the Charter to change the name of the Company from “AR Capital Acquisition Corp.” to “Axar Acquisition Corp.” (the “Name Change”), (iii) to amend the investment management trust agreement, dated October 1, 2014, between the Company and Continental Stock Transfer & Trust Company, as trustee (the “Trust Amendment”), entered into in connection with the IPO to extend the date by which the trustee must commence liquidating the Trust Account if the Company has not consummated a Business Combination from October 7, 2016 to December 31, 2017 and to permit the withdrawal of funds to pay the Extension Redemptions and to pay the Cash Dividend (as defined below) and (iv) to amend the Charter to effect a reverse stock split of the Common Stock (the “Reverse Split”), only if greater than 10,000,000 shares of Common Stock initially sold as part of the units in the IPO (the “Public Shares”) remain outstanding immediately after the completion of any Extension Redemptions, using a ratio which will have the effect of reducing the total number of Public Shares to 10,000,000, and to permit the withdrawal of funds from the Trust Account to pay a dividend on the outstanding shares of Common Stock in an amount per Public Share equal to (a) the amount of cash in the Trust Account in excess of $100,000,000 after giving effect to all Extension Redemptions, if any, divided by (b) 10,000,000 (the “Cash Dividend”).

The Closing is also subject to the Company obtaining the requisite approval of holders of its outstanding warrants included as part of the units sold in the IPO (“Public Warrants”) to amend the warrant agreement, dated October 1, 2014, between the Company and Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agreement”), (i) to provide for the conversion of all of the 12,000,000 outstanding Public Warrants into the right to receive $0.15 per Public Warrant, payable in cash or shares of Common Stock (valued at $10.00 per share), at the discretion of the Company, automatically upon the consummation of a Business Combination, and (ii) to increase the exercise price of the private placement warrants from $11.50 to $12.50 (subject to further adjustment as provided therein) (the “Warrant Amendment” and together with the Extension, the Name Change, the Trust Amendment and the Reverse Split, the “Company Actions”). The private placement warrants and the new warrants to be issued in connection with the Warrant Dividend (as defined below) will not be automatically converted into cash or shares of Common Stock upon the consummation of a Business Combination (regardless of whether the Warrant Amendment is approved).

In addition, the Closing is subject to (i) the condition that that there be at least $25 million in the Trust Account after giving effect to the Company Actions and Extension Redemptions and (ii) other customary closing conditions.

If the Company Actions are approved and the Closing occurs, Axar has agreed to loan the Company (i) on January 1, 2017 and on the first day of each fiscal quarter commencing thereafter through the fiscal quarter in which the Company consummates a Business Combination or liquidates the Trust Account, an amount equal to the lesser of (a) $250,000.00 and (b) $0.05 multiplied by the number of outstanding Public Shares following the completion of the Company Actions and Extension Redemptions (collectively, the “Trust Loans”), the proceeds of which will be deposited by the Company into the Trust Account, and (ii) up to $2,000,000 to satisfy (in the discretion of the Company) the Company’s working capital and other expenses (together with the Trust Loans, the “Loans”). Accordingly, if the Company Actions are approved and the Closing occurs, the redemption price per share in connection with the consummation of a Business Combination or liquidation of the Trust Account will be approximately $10.00 per share plus the pro rata amount of the Trust Loans deposited in the Trust Account at the time of such Business Combination or liquidation. The Loans will be non-interest bearing and repayable by the Company to Axar upon consummation of a Business Combination.

Axar has also agreed to forfeit to the Company for zero consideration upon the consummation of a Business Combination a number of founder shares equal to the excess (if positive) of (a) 6,000,000, over (b) 25% of the sum of (i) the total number of Public Shares outstanding immediately following the completion of the Company Actions and Extension Redemptions, plus (ii) the excess of (x) the total number of shares of Common Stock issued or deemed issued, or issuable upon the conversion or exercise of any equity-linked securities or rights issued or deemed issued, by the Company in connection with or in relation to the consummation of such Business Combination, excluding any shares of Common Stock or equity-linked securities exercisable for or convertible into shares of Common Stock issued, or to be issued, to any seller in such Business Combination or to Axar and its affiliates, over (y) the total number of Public Shares redeemed in connection with such Business Combination (for the avoidance of doubt, no founder shares will be forfeited if the excess of the foregoing clause (a) over the foregoing clause (b) is equal to or less than zero). In addition, Axar has agreed to forfeit to the Company for zero consideration upon the consummation of a Business Combination a percentage of private placement warrants equal to the percentage of founder shares required to be forfeited pursuant to the preceding sentence.

Under the Agreement, Axar has agreed to commit to purchase at least $100 million of shares of Common Stock of the Company in connection with a Business Combination, at a price per share of $10.00.

As a condition to the Closing, Company shall declare a dividend payable to stockholders of record following completion of the Company Actions in the form of one-third of one warrant to purchase Common Stock, where each whole warrant entitles the holder to purchase one share of Common Stock at an exercise price of $12.50 per share (the “Warrant Dividend”). The new warrants to be issued in the Warrant Dividend will otherwise have the same terms and conditions as the existing Public Warrants without giving effect to the Warrant Amendment. Under the Agreement, Axar has agreed to waive its right to receive the Cash Dividend and the Warrant Dividend with respect to the founder shares transferred to it and any rights or adjustments to its private placement warrants under the Warrant Agreement in respect of the Cash Dividend and Warrant Dividend.

The Agreement provides that, at the Closing, Axar will execute an insider letter with the Company in substantially the form as was entered into by AR Capital and the Company’s current directors and officers in connection with the IPO. Pursuant thereto, Axar will be liable to the Company if and to the extent any claims by a vendor for services rendered (other than the Company’s independent public accountants) or products sold to the Company, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account, except as to (x) any claims by a third party who has executed a waiver of any right, title, interest or claim of any kind in or to any monies held in the Trust Account and (y) any claims under the Company’s indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). At the Closing, the Company’s current management, other than its independent directors and its chief investment officer, will execute amendments to their respective insider letters with the Company terminating such agreements.

In addition, the founder shares to be transferred to Axar at the Closing will continue to be subject to the securities escrow agreement that was entered among the Company, the initial holders of the founder shares and Continental Stock Transfer & Trust Company, as escrow agent, in connection with the IPO. At the Closing, AR Capital will also (i) assign to Axar its rights and obligations under the registration rights agreement that AR Capital entered into with the Company in connection with the IPO, which provides for certain registration rights in respect of the founder shares and private placement warrants to be transferred to Axar under the Agreement, and (ii) enter into a termination of the compensation reimbursement agreement with the Company, providing for the termination, effective as of the Closing, of the compensation reimbursement agreement between AR Capital and the Company and acknowledgement by AR Capital that all amounts payable thereunder are forgiven and fully discharged as of the Closing.

The Agreement includes customary representations and warranties made by the parties for transactions of this nature. The parties to the Agreement have also agreed to customary indemnification obligations following the Closing in respect of breaches of representations, warranties, covenants and other losses or claims specified in the Agreement and releases of certain pre-Closing claims.

The foregoing summary of the Agreement is qualified in its entirety by reference to the text of the Agreement, which is attached as Exhibit 2.1 hereto and incorporated herein by reference.

Amendment to Underwriting Agreement

On September 16, 2016, the Company and Citigroup Global Markets Inc., the representative of the underwriters of the IPO (the “underwriters”), entered into an amendment to the underwriting agreement for the IPO (the “Amendment”) pursuant to which the underwriters have agreed to adjust the deferred underwriting discount payable upon the consummation of a Business Combination to be equal to 2.4% of the amount held in the Trust Account immediately after giving effect to all Extension Redemptions and the Cash Dividend, if any.

The foregoing summary of the Amendment is qualified in its entirety by reference to the text of the Amendment, which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective upon (and contingent upon) the Closing, each of the following officer and director resignations and appointments will occur: (a) Nicholas Schorsch, William M. Kahane and Nicholas Radesca will each resign from their respective positions as officers and/or directors of the Company, as applicable; (b) Andrew Axelrod will be appointed as Chief Executive Officer and Executive Chairman of the Company; and (c) Lionel Benichou will be appointed as Chief Financial Officer of the Company.

Andrew Axelrod, age 34, is the Founder, Managing Partner and Portfolio Manager of Axar, an alternative investment manager with a focus on value-oriented and opportunistic investing with expertise across asset classes and industries in the United States and Canada. Prior to founding Axar in April 2015, Mr. Axelrod was a Partner and Co-Head of North American Investments for Mount Kellett Capital Management, a private investment organization with over seven billion dollars of assets under management, where he joined at the firm’s inception in January 2009 and worked at for over six years. Mr. Axelrod previous experience also includes roles at Kohlberg Kravis Roberts & Co. L.P. and The Goldman Sachs Group, Inc. Mr. Axelrod graduated magna cum laude with a B.S. in Economics from Duke University. The Company believes Mr. Axelrod is well-qualified to serve as a member of the Company’s board of directors and as an officer of the Company due to his business experience and contacts.

Lionel Benichou, age 41, is the Director of Finance and Controller at Axar. Prior to joining Axar, Mr. Benichou was a Vice President at Altemis Capital Management, LLC, a spin-off from Credit Suisse Asset Management, where he was responsible for the management of multi-strategy hedge fund of funds portfolios from August 2013 to March 2015. Before his role at Altemis Capital Management, LLC, Mr. Benichou spent seven years at Credit Suisse in New York within the Asset Management Division. Mr. Benichou was a member of the Credit Suisse Hedge Fund Index team and his responsibilities included the middle office management of multi-strategy hedge fund of funds portfolios. Earlier in his career, Mr. Benichou was a senior financial analyst at PlusFunds Group Inc. in New York, a three billion dollar hedge fund managed account platform. Mr. Benichou holds an M.B.A in International Management from the European Business School in Paris, France.

Neither of Messrs. Axelrod and Benichou has or will enter into an employment agreement with the Company and neither of them will receive any cash or other compensation from the Company for services rendered to the Company until following the Company’s consummation of a Business Combination. The disclosure regarding the transactions contemplated by the Agreement set forth under Item 1.01 is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

Attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference is the investor presentation that will be used by the Company in making presentations to certain existing and potential stockholders and public warrantholders of the Company in connection with the special meeting of stockholders and special meeting of public warrantholders to be held in connection with the transactions contemplated by the Agreement (the “special meetings”).

The preceding paragraph (including Exhibit 99.1 hereto) is being furnished pursuant to Item 7.01 and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits.

Exhibit	Description

2.1*	Agreement, dated September 16, 2016, by and among the Company, AR Capital, LLC and Axar Master Fund Ltd.

10.1	Amendment to Underwriting Agreement, dated September 16, 2016, between the Company and Citigroup Global Markets Inc.

99.1	Investor Presentation

* The schedule and certain exhibits to this Exhibit have been omitted pursuant to Regulation S-K Item 601(b)(2). The Company agrees to furnish supplementally copies of such omitted schedule and/or exhibits to the SEC upon request.

Additional Information About The Special Meetings And Where To Find It

The Company has filed a preliminary proxy statement with the Securities and Exchange Commission (the “SEC”) relating to the matters to be voted upon at the special meetings. The Company will mail the definitive proxy statement, when available, to its stockholders and public warrantholders, as applicable, of record as of September 20, 2016. The Company’s stockholders and public warrantholders and other interested persons are advised to read the preliminary proxy statement and, when available, the definitive proxy statement, and any amendments or supplements thereto because these documents contain important information about the Company, Axar and the Company Actions to be voted on at the special meetings. Stockholders and public warrantholders, as applicable, may obtain copies of the preliminary proxy statement and, when available, the definitive proxy statement, without charge at the SEC’s Internet site at http://www.sec.gov or by directing a request to: AR Capital Acquisition Corp., 405 Park Avenue, 14th Floor, New York, New York 10022, tel. (212) 415-6500, Attention: Legal Department.

 Participants In The Solicitation

The Company and its directors and officers may be deemed participants in the solicitation of proxies to the Company’s stockholders and public warrantholders with respect to the special meetings. A list of the names of those directors and officers and a description of their interests in the Company is contained in the preliminary proxy statement and will be contained in the definitive proxy statement for the special meetings, when available.

Forward Looking Statements

This report includes “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “anticipate”, “believe”, “expect”, “estimate”, “plan”, “outlook”, and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters and includes statements regarding expected future financial and operating performance. Such forward looking statements include statements with respect to the Closing and the matters to be voted upon at the special meetings and are based on current expectations that are subject to risks and uncertainties. A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward looking statements. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and the Company and Axar undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AR Capital Acquisition Corp.

	By:	/s/ William Kahane
Dated: September 19, 2016		Name: William Kahane
Title: CEO

EXHIBIT INDEX

Exhibit	Description

2.1*	Agreement, dated September 16, 2016, by and among the Company, AR Capital, LLC and Axar Master Fund Ltd.

10.1	Amendment to Underwriting Agreement, dated September 16, 2016, between the Company and Citigroup Global Markets Inc.

99.1	Investor Presentation

* The schedule and certain exhibits to this Exhibit have been omitted pursuant to Regulation S-K Item 601(b)(2). The Company agrees to furnish supplementally copies of such omitted schedule and/or exhibits to the SEC upon request.

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